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                                                                    EXHIBIT 23.1


                        CONSENT OF KPMG PEAT-MARWICK LLP,
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


                  We hereby consent to the use of our report included herein and to the reference to our firm and such report under the headings "Selected Consolidated Financial and Operating Data" and
"Experts" in the prospectus.


                                       KPMG PEAT MARWICK LLP





Los Angeles, California
January 14, 1997